                       SEMIANNUAL REPORT / APRIL 30, 2002

                               AIM WEINGARTEN FUND

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

================================================================================

                                  [COVER IMAGE]

                        THE VIOLIN BOX BY SUZANNE VALADON

                IN THE ART OF INVESTING, SUCCESS DOES NOT ALWAYS

                   COME IN AN INSTANT--IT IS USUALLY ACHIEVED

            OVER TIME. VALADON'S UNFORGETTABLE OILS MAKE THIS POINT,

                       OFTEN TAKING 13 YEARS OF DEDICATION

           AND DILIGENCE TO COMPLETE. HER RICHLY COLORED "VIOLIN BOX"

                       REMINDS US THAT ALL GOOD THINGS ARE

                                 WORTH THE WAIT.

================================================================================

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Weingarten Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.

o The fund's average annual total returns (including sales charges) for periods ended 4/30/02 are as follows: Class A shares, inception (6/17/69), 12.30%; 10 years, 5.60%; five years, -0.55%; one year, -28.96%. Class B shares, inception (6/26/95), 3.89%; five years, -0.42%; one year, -29.10%.
    Class C shares, inception (8/4/97), -4.31%; one year, -26.10%.

o In addition to the returns as of 4/30/02, industry regulations require us to provide average annual total returns (including sales charges) as of 3/31/02, the most recent calendar quarter-end, which were as follows: Class A shares, inception (6/17/69), 12.61%; 10 years, 6.35%; five years, 1.89%;
    one year, -17.04%. Class B shares, inception (6/26/95), 5.22%; five years, 2.01%; one year, -17.20%. Class C shares, inception (8/4/97), -2.66%; one year, -13.77%.

Past performance cannot guarantee comparable future results. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance. An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

    SUPPLEMENT TO
SEMIANNUAL REPORT
    DATED 4/30/02

AIM WEINGARTEN FUND

INSTITUTIONAL CLASS SHARES

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain standards. Performance of Institutional Class shares will differ from performance of Class A, B, and C shares due to differing sales charges and class expenses.

================================================================================

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended 4/30/02

================================================================================

Inception (10/8/91)             6.99%
10 years                        6.65
5 years                         0.99
1 year                        -24.47

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

For Periods Ended 3/31/02 (most recent calendar quarter-end)

================================================================================

Inception (10/8/91)             7.89%
10 years                        7.41
5 years                         3.48
1 year                        -11.79

================================================================================

SHARE VALUE       NAV

10/31/01        $13.16
4/30/02         $12.47

================================================================================

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call AIM toll free at 800-451-4246.

AIM Funds Logo

                            A I M Distributors, Inc.                   WEI-INS-2

                    DEAR FELLOW SHAREHOLDER:

[PHOTO OF           In a letter to shareholders in spring 1995 fund reports,
ROBERT H.           before Alan Greenspan had uttered the words "irrational
GRAHAM]             exuberance," we cautioned our investors: "If you are
                    investing in mutual funds with expectations of double-digit returns every year, you will be disappointed. Maybe not today, but sometime in the future."

                       Depending on which AIM funds you own, there is a good
                    possibility you have experienced a loss during the past couple of years, perhaps including the six months covered by this report. Even investors who have not lost money may have been tempted to take their money out of the markets. We at AIM thank you for staying with us during this period.

                       Our nation and our markets have been badly shaken
                    recently: by terrorism and war, by the first recession in a decade, by a two-year bear market for equities, and by a loss of confidence in corporate governance and financial reporting stemming from the Enron collapse. It is obvious that markets got way ahead of themselves during the '90s. Recall the euphoria about the Dow Jones Industrials breaking through the 10,000 mark. The Dow closed above that mark for the first time on March 29, 1999. As the period covered by this report closed, it was hovering around that mark.

   However, it would be foolish to replace irrational exuberance with equally irrational pessimism. Many of you who have only recently begun investing, perhaps as the markets were peaking in 1999 and 2000, may wonder whether markets ever produce positive returns. Nevertheless, the overwhelming majority of long-term investors, those who have been invested at least five years, are well ahead of where they started.

LONG-TERM OPTIMISM

One of our senior investment officers recently described what he considers the appropriate approach to the current equity markets: "optimism, tempered with rationality." I couldn't agree more. Looking at the long run, I cannot help being optimistic about the prospects for the U.S. economy. A great deal of the world's intellectual capital resides within our borders, and we enjoy a political and business structure that historically has provided unparalleled incentive for hard work and innovation. It takes effort not to be enthusiastic about the long-term state of the U.S. economy, and therefore of our equity markets.

   Beyond domestic equities, there are other investments with attractive potential. The likelihood of stable interest rates is strong, as the Federal Reserve has signaled its neutral stance in light of tame inflation and measured economic growth. Bonds typically do well in such a climate.

   The current international outlook is also favorable. Recent European economic data point to a pickup in manufacturing and consumer confidence. In Asia, export-led recovery is a dominant theme.

   No one, however, is anticipating a return to the heady days of the '90s, and a dose of realistic expectations would do us all well. Over the very long term--since before the Great Depression--domestic equities have produced average annual total returns of approximately 10%; fixed-income investments typically return less.

   As we warned seven years ago, bull markets do end. So do bear markets. The trouble is, no one can predict exactly when. In this environment, we at AIM can only promise to remain focused on two fundamental aspects of our business. The first is a disciplined investment process, which we know is the root of good performance over time. The other is excellent customer service, which you always deserve but probably need even more when markets are as volatile as they have been lately.

YOUR FUND MANAGERS COMMENT

In the pages that follow, you will find your fund managers' more detailed discussion of factors that influenced your fund. Briefly, AIM Weingarten Fund shareholders have been disappointed by the fund's performance over the last two calendar years. We made some significant changes to the fund during the reporting period--changes to its management team and its investment discipline. While the fund remains a growth fund, its new management team is placing greater emphasis on stocks of established, well-capitalized companies with the potential to deliver above-average, sustainable revenue and earnings growth. I encourage you to read the discussion on the following pages to learn more about these important changes and what they mean to your fund.

   You can always find timely information about your fund and the markets in general on our Web site, www.aimfunds.com. We invite you to visit it often. Our Client Services Department can be reached during regular business hours at (800) 959-4246.

   Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
June 10, 2002

MANAGERS EXPLAIN IMPORTANT CHANGES TO YOUR FUND

HOW DID AIM WEINGARTEN FUND PERFORM FOR THE REPORTING PERIOD?

Stock market volatility continued during much of the reporting period, and as a result AIM Weingarten Fund delivered negative returns. For the six months ended April 30, 2002, the fund's Class A, Class B and Class C shares returned -5.38%, -5.73% and -5.73%, respectively, at net asset value--that is, excluding sales charges. While the fund's returns were below that of its benchmark index (the S&P 500) for the six-month reporting period, returns for AIM Weingarten Fund continue to compare favorably to the S&P 500 since the fund's inception date, as shown in the chart on page 4.

WHAT WERE THE TRENDS IN THE ECONOMY AND THE STOCK MARKET?

Economic signals remained mixed throughout the reporting period. Gross domestic product (GDP, the broadest measure of U.S. economic activity) grew at a modest annualized rate of 1.7% in the fourth quarter of 2001--but grew at an explosive annualized rate of 5.6% in the first quarter of 2002. Corporate earnings were weak for much of the reporting period, but ended on an encouraging note. As of the close of the reporting period, 61% of companies in the S&P 500 reported stronger-than-expected earnings, 24% reported earnings in line with expectations, and 15% reported weaker-than-expected earnings. But unemployment, a lagging indicator, rose from 5.4% on October 31, 2001 to 6.0% on April 30, 2002--a rate not seen since 1994.

   The Federal Reserve Board (the Fed) noted these mixed signals in its April "beige book" report: "Almost all Federal Reserve Districts reported signs of improvement or actual increases in economic activity. While the overall tone was positive, a few districts expressed qualifications about the pace of recovery or the strength of their regional economies." Given this uncertainty, the Fed held short-term interest rates steady at historically low levels and continued to warn that risks to the economy were evenly weighted between weakness and inflation.

HOW DID YOU MANAGE THE FUND DURING THE REPORTING PERIOD?

As the reporting period began, the economy appeared to be strengthening, semiconductor demand appeared to be increasing, and analysts began raising earnings estimates for a number of beaten-up technology stocks. This prompted us to add to the fund's tech holdings. Doing so benefited the fund, since information technology was the best performing sector of the S&P 500 for the fourth quarter of 2001. But we didn't ignore other sectors; we also increased our holdings in the consumer-discretionary and industrial sectors while eliminating our telecommunication services and utilities holdings.

   In the first four months of 2002, we increased our core growth holdings to temper the fund's previous, more aggressive positioning. We also increased the fund's diversification across sectors of the economy. Despite inconclusive economic signals, our confidence continued to grow that a recovery was underway.

   Diversification is always important. But in an environment when negative earnings announcements by one or two companies can hurt an entire sector, it is critical. We enhanced diversification by increasing the number of fund holdings; during the first four months of 2002 we increased fund holdings from 76 to 125, and we devoted a smaller percentage of the fund's total net assets to its top 10 holdings.

================================================================================

YOUR FUND AT A GLANCE

AIM Weingarten Fund's objective is growth of capital. It seeks to meet this objective by investing primarily in common stocks of leading U.S. companies considered by management to have strong business models with the potential for superior earnings fundamentals and accelerating growth.

                                    [PHOTO]

INVESTMENT STYLE: GROWTH (Focuses on the growth potential of a company's earnings, the most tangible measure of growth and success)

o Invests in companies with strong earnings-growth potential, across any or all market sectors

o Invests in core growth holdings--well-established companies with long-term records of above-average earnings growth

o Invests in earnings-momentum holdings--companies experiencing a recent burst in profitability

PORTFOLIO COMPOSITION
As of 4/30/02, based on total net assets

==================================================================================================
TOP 10 HOLDINGS                                     TOP 10 INDUSTRIES
--------------------------------------------------------------------------------------------------
 1. Pfizer Inc.                           4.0%       1. Pharmaceuticals                      11.9%

 2. Microsoft Corp.                       3.4        2. Diversified Financial Services        9.6

 3. Johnson & Johnson                     3.0        3. Semiconductors                        8.3

 4. Citigroup Inc.                        2.3        4. Systems Software                      5.4

 5. Cisco Systems, Inc.                   2.2        5. Semiconductor Equipment               3.7

 6. American International Group, Inc.    2.1        6. Biotechnology                         3.2

 7. Home Depot, Inc. (The)                2.0        7. Data Processing Services              2.9

 8. General Electric Co.                  1.9        8. Networking Equipment                  2.7

 9. Goldman Sachs Group, Inc.             1.9        9. Home Improvement Retail               2.7

10. Bank of America Corp                  1.7       10. Department Stores                     2.6

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
==================================================================================================

WHAT SECTORS OF THE ECONOMY DID YOU CONSIDER MOST PROMISING AT THE CLOSE OF THE REPORTING PERIOD?

At the close of the reporting period, the sectors we considered most attractive included:

   INFORMATION TECHNOLOGY - We targeted semiconductor, semiconductor capital equipment, technology services and software stocks within the information technology sector. Among tech stocks, semiconductor-related stocks are often among the first to benefit from an economic recovery, and software companies have some of the best profit margins.

   HEALTH CARE - We pared back our health care holdings, but remained interested in a number of stocks in the pharmaceutical, medical services and medical device industries. Such stocks represent solid core holdings and, we hope, lessen the fund's volatility.

   FINANCIAL SERVICES - We believed a number of reinsurance, brokerage and asset management firms stood to benefit from the current low-interest-rate environment--and from Fed signals that interest rate increases were not imminent.

   CONSUMER DISCRETIONARY - We liked a number of restaurant and retail stocks because they have benefited, and could continue to benefit, from strong consumer spending.

   At the close of the reporting period, the fund had little exposure to the energy, materials or telecommunications services sectors. Although many energy stocks performed well in early 2002, telecommunications services was the weakest sector of the S&P 500 in the first quarter of 2002.

DID YOU MAKE ANY OTHER CHANGES TO THE FUND?

Yes, a number of management and investment changes were made to the fund during the reporting period. (See the box at the right to learn more about your fund's management team.)

                                                      continued on next page ...

YOUR FUND MANAGEMENT TEAM

Effective January 24, 2002, Lanny Sachnowitz joined Monika Degan to complete the management team for AIM Weingarten Fund. Mr. Sachnowitz has been a member of AIM's large-cap growth team for more than a decade, and he succeeded Jon Schoolar when Mr. Schoolar decided to step down from managing the fund.

   Lanny Sachnowitz is a senior vice president and senior portfolio manager with AIM Capital Management and co-head of the company's large-cap growth team. Since joining AIM in 1987, Mr. Sachnowitz has risen from a money market trader and research analyst, to an assistant portfolio manager, to a co-portfolio manager. In 1990 he was named head of equity trading. Mr. Sachnowitz holds a degree in finance from the University of Southern California and a M.B.A. from the University of Houston.

   Monika Degan continues to manage the fund with Mr. Sachnowitz. Ms. Degan, who has worked in the investment industry since 1991, is an investment officer and senior portfolio manager with AIM Capital Management and has helped manage a number of AIM funds. Ms. Degan joined AIM in 1995 as an investment officer and portfolio analyst and was promoted to her current position in 1997. A native of Switzerland, Ms. Degan holds a bachelor's degree in finance and an M.B.A. in finance and international business from the University of Houston. Additionally, Ms. Degan is a chartered financial analyst.

AIM WEINGARTEN FUND
CLASS A SHARES VS. S&P 500

================================================================================

AIM WEINGARTEN FUND
CLASS A SHARES

AVERAGE ANNUAL TOTAL RETURN
     SINCE INCEPTION
    6/17/69 - 4/30/02

AIM Weingarten                  12.30%
Fund Class A Shares
at net asset value

S&P 500                         11.37%

Return for S&P 500 is from 6/30/69, the nearest month-end to the fund's inception. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.

================================================================================

TWO TYPES OF GROWTH STOCKS

AIM Weingarten Fund invests in two types of growth stocks: core growth stocks and earnings momentum stocks.

   CORE GROWTH STOCKS are well-established, well-managed companies with strong business franchises and leading competitive positions in growing industries. Core growth companies are secular market leaders exhibiting sustainable, above-average revenue and earnings growth rates. As a result of their industry leadership and high growth rates, many have premium market valuations.

   EARNINGS MOMENTUM STOCKS are companies experiencing significant positive change leading to accelerating revenue and earnings growth--usually above market expectations. The reason for their accelerating revenue and earnings growth may be internal or external, and while that growth may not be sustainable long-term, it typically leads to a period of significant stock-price appreciation.

WHAT DOES THE NEW MANAGEMENT TEAM HAVE IN MIND FOR THE FUND?

We are working to build on the fund's long-term, time-tested growth investment discipline--with a renewed emphasis on stocks of established, well-capitalized companies with the potential to deliver above-average, sustainable revenue and earnings growth. The fund will continue to invest in two types of growth stocks: core growth stocks and earnings momentum stocks. We are positioning the fund in such a way that core growth holdings will account for a larger share of the fund's total net assets. (See box at left to learn more about core growth stocks and earnings momentum stocks.)

   AIM reminds individual investors to take a long-term view of their investments, and we believe that doing the same is a wise strategy for the fund. We are working to reduce turnover within the fund by identifying companies that exhibit characteristics we believe can become longer-term holdings and market leaders.

   In the last several years, the fund has been diversified among large- and mid-cap stocks. While we will continue to seek out mid-cap stocks with excellent growth opportunities, the fund's primary emphasis remains on large-cap companies with strong and improving fundamentals. Since we began making these adjustments to the fund, large-cap stocks have grown from about one-half to about three-quarters of the fund's total net assets. Our current plan is to invest approximately three-quarters of the fund's total net assets in large-cap holdings going forward.

CAN YOU DISCUSS SOME PARTICULAR FUND HOLDINGS?

Pfizer ranks among the five largest drugmakers in the world. The company offers a number of blockbuster prescription drugs, including impotence treatment Viagra, cardiovascular drug Norvasc and cholesterol-lowering Lipitor--and a host of over-the-counter consumer products. Lipitor alone generated sales of $6.4 billion in 2001, and Pfizer seems well-positioned to benefit from an aging population.

   BANK OF AMERICA is the nation's third-largest bank and the first to operate coast-to-coast. Its leadership position in fast-growing markets (including California and Florida), its presence in nearly 40 countries and its expansion into credit card services and asset management--together with historically low interest rates--made this an appealing investment.

   KOHL'S has been a standout even in the strong retail apparel industry. By selling name-brand products at discounted prices, it has managed to lure shoppers away from traditional department stores and malls. Kohl's operates 420 stores in 32 states and has reported earnings growth of more than 30% per year for six straight years.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?

Major market indexes were up strongly during the fourth quarter of 2001, but their performance for the reporting period as a whole was mixed--which could be attributed largely to investor unease about reports of questionable corporate accounting practices and a lack of candor by some Wall Street analysts.

Total return per calendar year at net asset value since inception

================================================================================

1969             -4.63         1990              5.55
1970              1.72         1991             46.86
1971              38.8         1992             -1.37
1972             16.82         1993              1.53
1973             -22.5         1994             -0.34
1974            -33.33         1995             34.76
1975             33.15         1996             17.67
1976             16.58         1997             25.96
1977             18.91         1998             33.06
1978             26.89         1999              34.9
1979             50.73         2000            -20.37
1980              65.5         2001             -34.1
1981            -12.15
1982             29.62
1983             28.93
1984             -5.99
1985             36.09
1986             25.06
1987              9.69
1988             11.29
1989             36.04

For more than three decades, AIM Weingarten Fund has helped investors achieve their financial goals. Like the market itself, the fund's average annual total return can fluctuate widely from year to year. Nonetheless, since inception the fund has produced positive returns in 24 of its 33 calendar years (through 12/31/01). AIM Weingarten Fund shareholders know that concentrating on long-term performance, not short-term volatility, is the key to successful investing.

* Cumulative total return since fund inception on June 17, 1969.
Past performance cannot guarantee comparable future results.

================================================================================

Continuing turmoil in the Middle East also undermined investor confidence and contributed to this mixed performance.

   Nonetheless, the ingredients for economic recovery remained in place: inflation was virtually nonexistent, corporate profit margins were improving and short-term interest rates remained low. Despite slipping in April, consumer confidence generally rose over the reporting period, and consumer spending (which accounts for two-thirds of economic activity) remained healthy. Investors continued to hold considerable amounts of cash in lower-earning money market accounts--money that could potentially be invested in stocks once signs of economic recovery and stock market appreciation become less ambiguous.

          See important fund and index disclosures inside front cover.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

APRIL 30, 2002
(UNAUDITED)

                                                                MARKET
                                                 SHARES         VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS-99.08%

ADVERTISING-0.73%

Interpublic Group of Cos., Inc. (The)           1,000,000   $   30,880,000
==========================================================================

AEROSPACE & DEFENSE-1.53%

Lockheed Martin Corp.                             700,000       44,030,000
--------------------------------------------------------------------------
United Technologies Corp.                         300,000       21,051,000
==========================================================================
                                                                65,081,000
==========================================================================

AIR FREIGHT & COURIERS-0.30%

FedEx Corp.(a)                                    250,000       12,917,500
==========================================================================

APPAREL RETAIL-1.92%

AnnTaylor Stores Corp.(a)                         500,000       21,735,000
--------------------------------------------------------------------------
Gap, Inc. (The)                                 2,000,000       28,220,000
--------------------------------------------------------------------------
Limited, Inc. (The)                             1,650,000       31,614,000
==========================================================================
                                                                81,569,000
==========================================================================

APPLICATION SOFTWARE-1.33%

BEA Systems, Inc.(a)                            1,500,000       16,080,000
--------------------------------------------------------------------------
Electronic Arts Inc.(a)                           300,000       17,715,000
--------------------------------------------------------------------------
SAP A.G.-ADR (Germany)                            700,000       22,820,000
==========================================================================
                                                                56,615,000
==========================================================================

AUTOMOBILE MANUFACTURERS-0.38%

Bayerische Motoren Werke A.G. (Germany)           400,000       15,952,430
==========================================================================

BANKS-2.19%

Bank of America Corp.                           1,000,000       72,480,000
--------------------------------------------------------------------------
Bank One Corp.                                    500,000       20,435,000
==========================================================================
                                                                92,915,000
==========================================================================

BIOTECHNOLOGY-3.19%

Amgen Inc.(a)                                   1,200,000       63,456,000
--------------------------------------------------------------------------
Genentech, Inc.(a)                                400,000       14,200,000
--------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                          800,000       24,896,000
--------------------------------------------------------------------------
IDEC Pharmaceuticals Corp.(a)                     600,000       32,970,000
==========================================================================
                                                               135,522,000
==========================================================================

BROADCASTING & CABLE TV-0.83%

Clear Channel Communications, Inc.(a)             750,000       35,212,500
==========================================================================

BUILDING PRODUCTS-0.46%

Masco Corp.                                       700,000       19,670,000
==========================================================================

CASINOS & GAMING-0.41%

Harrah's Entertainment, Inc.(a)                   350,000       17,206,000
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE

COMPUTER & ELECTRONICS RETAIL-1.18%

Best Buy Co., Inc.(a)(b)                          500,000   $   37,175,000
--------------------------------------------------------------------------
Circuit City Stores, Inc.-Circuit City Group      600,000       12,936,000
==========================================================================
                                                                50,111,000
==========================================================================

COMPUTER HARDWARE-2.13%

Dell Computer Corp.(a)                          2,500,000       65,850,000
--------------------------------------------------------------------------
Sun Microsystems, Inc.(a)                       3,000,000       24,540,000
==========================================================================
                                                                90,390,000
==========================================================================

COMPUTER STORAGE & PERIPHERALS-0.43%

EMC Corp.(a)                                    2,000,000       18,280,000
==========================================================================

CONSUMER FINANCE-1.07%

Capital One Financial Corp.                       400,000       23,956,000
--------------------------------------------------------------------------
MBNA Corp.                                        600,000       21,270,000
==========================================================================
                                                                45,226,000
==========================================================================

DATA PROCESSING SERVICES-2.93%

Concord EFS, Inc.(a)                              900,000       29,331,000
--------------------------------------------------------------------------
First Data Corp.                                  300,000       23,847,000
--------------------------------------------------------------------------
Fiserv, Inc.(a)                                   600,000       26,676,000
--------------------------------------------------------------------------
Paychex, Inc.                                     700,000       26,131,000
--------------------------------------------------------------------------
Sabre Holdings Corp.                              400,000       18,600,000
==========================================================================
                                                               124,585,000
==========================================================================

DEPARTMENT STORES-2.59%

Federated Department Stores, Inc.(a)              850,000       33,770,500
--------------------------------------------------------------------------
Kohl's Corp. (a)(b)                               750,000       55,275,000
--------------------------------------------------------------------------
Nordstrom, Inc.                                   900,000       21,114,000
==========================================================================
                                                               110,159,500
==========================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.47%

H&R Block, Inc.                                   500,000       20,060,000
==========================================================================

DIVERSIFIED FINANCIAL SERVICES-9.57%

American Express Co.                              800,000       32,808,000
--------------------------------------------------------------------------
Citigroup Inc.                                  2,250,000       97,425,000
--------------------------------------------------------------------------
Fannie Mae                                        450,000       35,518,500
--------------------------------------------------------------------------
Freddie Mac                                       750,000       49,012,500
--------------------------------------------------------------------------
Goldman Sachs Group, Inc.                       1,000,000       78,750,000
--------------------------------------------------------------------------
J.P. Morgan Chase & Co.                           600,000       21,060,000
--------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                  450,000       21,474,000
--------------------------------------------------------------------------
Schwab (Charles) Corp. (The)                    1,500,000       17,085,000
--------------------------------------------------------------------------
Stilwell Financial, Inc.                        2,500,000       53,400,000
==========================================================================
                                                               406,533,000
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE

DRUG RETAIL-0.53%

Walgreen Co.                                      600,000   $   22,662,000
==========================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-1.89%

Celestica Inc. (Canada)(a)                      1,250,000       34,625,000
--------------------------------------------------------------------------
Sanmina-SCI Corp.(a)                            1,500,000       15,600,000
--------------------------------------------------------------------------
Solectron Corp.(a)                              3,000,000       21,900,000
--------------------------------------------------------------------------
Waters Corp.(a)                                   300,000        8,085,000
==========================================================================
                                                                80,210,000
==========================================================================

EMPLOYMENT SERVICES-0.34%

Robert Half International Inc.(a)                 550,000       14,443,000
==========================================================================

FOOTWEAR-0.82%

NIKE, Inc.-Class B                                650,000       34,664,500
==========================================================================

GENERAL MERCHANDISE STORES-1.54%

Target Corp.                                    1,500,000       65,475,000
==========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-2.03%

AmerisourceBergen Corp.                           350,000       27,125,000
--------------------------------------------------------------------------
Cardinal Health, Inc.                             300,000       20,775,000
--------------------------------------------------------------------------
Laboratory Corp. of America Holdings(a)           200,000       19,840,000
--------------------------------------------------------------------------
Quest Diagnostics Inc.(a)                         200,000       18,386,000
==========================================================================
                                                                86,126,000
==========================================================================

HEALTH CARE EQUIPMENT-2.13%

Baxter International Inc.                         800,000       45,520,000
--------------------------------------------------------------------------
St. Jude Medical, Inc.(a)                         250,000       20,802,500
--------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                          700,000       24,297,000
==========================================================================
                                                                90,619,500
==========================================================================

HEALTH CARE FACILITIES-0.61%

Tenet Healthcare Corp.(a)                         350,000       25,679,500
==========================================================================

HEALTH CARE SUPPLIES-0.53%

Alcon, Inc. (Switzerland)(a)                      650,000       22,522,500
==========================================================================

HOME IMPROVEMENT RETAIL-2.71%

Home Depot, Inc. (The)                          1,800,000       83,466,000
--------------------------------------------------------------------------
Lowe's Cos., Inc.                                 750,000       31,717,500
==========================================================================
                                                               115,183,500
==========================================================================

HOTELS-0.75%

Royal Caribbean Cruises Ltd.                    1,350,000       31,846,500
==========================================================================

HOUSEHOLD PRODUCTS-1.54%

Colgate-Palmolive Co.                             300,000       15,903,000
--------------------------------------------------------------------------
Procter & Gamble Co. (The)                        550,000       49,643,000
==========================================================================
                                                                65,546,000
==========================================================================

HOUSEWARES & SPECIALTIES-0.48%

Newell Rubbermaid Inc.                            650,000       20,410,000
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE

INDUSTRIAL CONGLOMERATES-1.86%

General Electric Co.                            2,500,000   $   78,875,000
==========================================================================

INDUSTRIAL MACHINERY-0.34%

Danaher Corp.                                     200,000       14,316,000
==========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.62%

SBC Communications Inc.                           850,000       26,401,000
==========================================================================

INTERNET SOFTWARE & SERVICES-0.17%

Yahoo! Inc.(a)                                    500,000        7,380,000
==========================================================================

IT CONSULTING & SERVICES-1.08%

Accenture Ltd.-Class A (Bermuda)(a)             1,000,000       21,440,000
--------------------------------------------------------------------------
Affiliated Computer Services, Inc.-Class A(a)     450,000       24,331,500
==========================================================================
                                                                45,771,500
==========================================================================

MANAGED HEALTH CARE-0.72%

UnitedHealth Group Inc.                           350,000       30,733,500
==========================================================================

MOTORCYCLE MANUFACTURERS-0.44%

Harley-Davidson, Inc.                             350,000       18,546,500
==========================================================================

MOVIES & ENTERTAINMENT-0.90%

AOL Time Warner Inc.(a)                         2,000,000       38,040,000
==========================================================================

MULTI-LINE INSURANCE-2.12%

American International Group, Inc.              1,300,000       89,856,000
==========================================================================

NETWORKING EQUIPMENT-2.72%

Brocade Communications Systems, Inc.(a)           800,000       20,472,000
--------------------------------------------------------------------------
Cisco Systems, Inc.(a)                          6,500,000       95,225,000
==========================================================================
                                                               115,697,000
==========================================================================

OIL & GAS DRILLING-0.32%

Nabors Industries, Inc.(a)                        300,000       13,665,000
==========================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.29%

Devon Energy Corp.                                250,000       12,327,500
==========================================================================

PHARMACEUTICALS-11.87%

Abbott Laboratories                               650,000       35,067,500
--------------------------------------------------------------------------
Allergan, Inc.                                    300,000       19,773,000
--------------------------------------------------------------------------
Biovail Corp. (Canada)(a)                         850,000       32,104,500
--------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                      275,000       21,213,500
--------------------------------------------------------------------------
Johnson & Johnson                               2,000,000      127,720,000
--------------------------------------------------------------------------
King Pharmaceuticals, Inc.(a)                     350,000       10,969,000
--------------------------------------------------------------------------
Pfizer Inc.                                     4,700,000      170,845,000
--------------------------------------------------------------------------
Pharmacia Corp.                                   500,000       20,615,000
--------------------------------------------------------------------------
Wyeth                                           1,150,000       65,550,000
==========================================================================
                                                               503,857,500
==========================================================================

PROPERTY & CASUALTY INSURANCE-1.58%

ACE Ltd. (Bermuda)                                600,000       26,112,000
--------------------------------------------------------------------------
Travelers Property Casualty Corp.-Class A(a)      800,000       14,872,000
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
PROPERTY & CASUALTY INSURANCE-(CONTINUED)

XL Capital Ltd.-Class A (Bermuda)                 275,000   $   25,946,250
==========================================================================
                                                                66,930,250
==========================================================================

RESTAURANTS-1.12%

Darden Restaurants, Inc.                          300,000       11,970,000
--------------------------------------------------------------------------
Tricon Global Restaurants, Inc.(a)                300,000       18,918,000
--------------------------------------------------------------------------
Wendy's International, Inc.                       450,000       16,830,000
==========================================================================
                                                                47,718,000
==========================================================================

SEMICONDUCTOR EQUIPMENT-3.67%

Applied Materials, Inc.(a)                      2,700,000       65,664,000
--------------------------------------------------------------------------
KLA-Tencor Corp.(a)                               300,000       17,691,000
--------------------------------------------------------------------------
Lam Research Corp.(a)                             900,000       23,094,000
--------------------------------------------------------------------------
Novellus Systems, Inc.(a)                         450,000       21,330,000
--------------------------------------------------------------------------
Teradyne, Inc.(a)                                 850,000       28,007,500
==========================================================================
                                                               155,786,500
==========================================================================

SEMICONDUCTORS-8.32%

Analog Devices, Inc.(a)                           550,000       20,328,000
--------------------------------------------------------------------------
Broadcom Corp.-Class A(a)                         600,000       20,700,000
--------------------------------------------------------------------------
Intel Corp.                                     2,250,000       64,372,500
--------------------------------------------------------------------------
Linear Technology Corp.                           500,000       19,430,000
--------------------------------------------------------------------------
Microchip Technology Inc.(a)                    1,000,000       44,500,000
--------------------------------------------------------------------------
Micron Technology, Inc.(a)                      1,750,000       41,475,000
--------------------------------------------------------------------------
QLogic Corp.(a)                                   300,000       13,713,000
--------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Taiwan)                             2,750,000       48,675,000
--------------------------------------------------------------------------
Texas Instruments Inc.                          1,800,000       55,674,000
--------------------------------------------------------------------------
Xilinx, Inc.(a)                                   650,000       24,544,000
==========================================================================
                                                               353,411,500
==========================================================================

SOFT DRINKS-1.64%

Pepsi Bottling Group, Inc. (The)                  800,000       22,912,000
--------------------------------------------------------------------------
PepsiCo, Inc.                                     900,000       46,710,000
==========================================================================
                                                                69,622,000
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE

SPECIALTY STORES-1.57%

Bed Bath & Beyond Inc.(a)                       1,000,000   $   37,170,000
--------------------------------------------------------------------------
Blockbuster Inc.-Class A                          300,000        8,580,000
--------------------------------------------------------------------------
Office Depot, Inc.(a)                           1,100,000       21,054,000
==========================================================================
                                                                66,804,000
==========================================================================

SYSTEMS SOFTWARE-5.38%

Microsoft Corp.(a)                              2,750,000      143,715,000
--------------------------------------------------------------------------
Oracle Corp.(a)                                 2,500,000       25,100,000
--------------------------------------------------------------------------
VERITAS Software Corp.(a)                       2,100,000       59,514,000
==========================================================================
                                                               228,329,000
==========================================================================

TELECOMMUNICATIONS EQUIPMENT-2.10%

JDS Uniphase Corp.(a)                           5,000,000       21,700,000
--------------------------------------------------------------------------
Motorola, Inc.                                  3,000,000       46,200,000
--------------------------------------------------------------------------
QUALCOMM Inc.(a)                                  700,000       21,112,000
==========================================================================
                                                                89,012,000
==========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.71%

AT&T Wireless Services Inc.(a)                  1,500,000       13,425,000
--------------------------------------------------------------------------
Sprint Corp. (PCS Group)(a)                     1,500,000       16,815,000
==========================================================================
                                                                30,240,000
==========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $4,182,552,687)                        4,207,592,680
==========================================================================

MONEY MARKET FUNDS-0.99%

STIC Liquid Assets Portfolio(c)                21,055,770       21,055,770
--------------------------------------------------------------------------
STIC Prime Portfolio(c)                        21,055,770       21,055,770
==========================================================================
    Total Money Market Funds (Cost
      $42,111,540)                                              42,111,540
==========================================================================
TOTAL INVESTMENTS-100.07% (Cost
  $4,224,664,227)                                            4,249,704,220
==========================================================================
OTHER ASSETS LESS LIABILITIES-(0.07%)                           (2,929,120)
==========================================================================
NET ASSETS-100.00%                                          $4,246,775,100
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR    - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 8.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------------------------------
APRIL 30, 2002
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $4,224,664,227)*                           $4,249,704,220
-----------------------------------------------------------
Foreign currencies, at value (cost
  $16,094,231)                                   16,033,713
-----------------------------------------------------------
Receivables for:
  Investments sold                              107,442,936
-----------------------------------------------------------
  Fund shares sold                                1,293,509
-----------------------------------------------------------
  Dividends                                       1,355,903
-----------------------------------------------------------
Investment for deferred compensation plan           210,982
-----------------------------------------------------------
Collateral for securities loaned                197,856,400
-----------------------------------------------------------
Other assets                                        138,723
===========================================================
     Total assets                             4,574,036,386
___________________________________________________________
===========================================================


LIABILITIES:

Payables for:
  Investments purchased                         108,533,729
-----------------------------------------------------------
  Fund shares reacquired                         13,972,787
-----------------------------------------------------------
  Options written (premiums received
     $1,781,616)                                  1,472,500
-----------------------------------------------------------
  Deferred compensation plan                        210,982
-----------------------------------------------------------
  Collateral upon return of securities
     loaned                                     197,856,400
-----------------------------------------------------------
Accrued distribution fees                         2,713,379
-----------------------------------------------------------
Accrued trustees' fees                                2,591
-----------------------------------------------------------
Accrued transfer agent fees                       1,735,619
-----------------------------------------------------------
Accrued operating expenses                          763,299
===========================================================
     Total liabilities                          327,261,286
===========================================================
Net assets applicable to shares outstanding  $4,246,775,100
___________________________________________________________
===========================================================


NET ASSETS:

Class A                                      $3,317,328,970
___________________________________________________________
===========================================================
Class B                                      $  798,693,772
___________________________________________________________
===========================================================
Class C                                      $  128,680,378
___________________________________________________________
===========================================================
Institutional Class                          $    2,071,980
___________________________________________________________
===========================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                         277,235,388
___________________________________________________________
===========================================================
Class B                                          71,448,868
___________________________________________________________
===========================================================
Class C                                          11,499,527
___________________________________________________________
===========================================================
Institutional Class                                 166,120
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                  $        11.97
-----------------------------------------------------------
  Offering price per share:
     (Net asset value of $11.97 divided by
       94.50%)                               $        12.67
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
     share                                   $        11.18
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
     share                                   $        11.19
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
     share                                   $        12.47
___________________________________________________________
===========================================================


* At April 30, 2002, securities with an aggregate market value of $193,885,507 were on loan to brokers.
STATEMENT OF OPERATIONS
---------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 2002
(UNAUDITED)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax
  of $12,438)                                 $  13,248,670
-----------------------------------------------------------
Dividends from affiliated money market
  funds                                           1,601,258
-----------------------------------------------------------
Interest                                             78,324
-----------------------------------------------------------
Security lending income                             353,633
===========================================================
    Total investment income                      15,281,885
===========================================================

EXPENSES:

Advisory fees                                    15,582,838
-----------------------------------------------------------
Administrative services fees                        217,386
-----------------------------------------------------------
Custodian fees                                      149,500
-----------------------------------------------------------
Distribution fees -- Class A                      5,762,614
-----------------------------------------------------------
Distribution fees -- Class B                      4,530,413
-----------------------------------------------------------
Distribution fees -- Class C                        730,668
-----------------------------------------------------------
Transfer agent fees -- Class A                    5,918,903
-----------------------------------------------------------
Transfer agent fees -- Class B                    1,430,238
-----------------------------------------------------------
Transfer agent fees -- Class C                      230,670
-----------------------------------------------------------
Transfer agent fees--Institutional Class              2,311
-----------------------------------------------------------
Trustees' fees                                        8,337
-----------------------------------------------------------
Other                                               818,366
===========================================================
    Total expenses                               35,382,244
===========================================================
Less: Fees waived                                   (37,011)
-----------------------------------------------------------
    Expenses paid indirectly                        (28,353)
-----------------------------------------------------------
    Net expenses                                 35,316,880
===========================================================
Net investment income (loss)                    (20,034,995)
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN
  CURRENCIES, FUTURES CONTRACTS AND OPTION
  CONTRACTS:

Net realized gain (loss) from:
  Investment securities                        (117,871,071)
-----------------------------------------------------------
  Foreign currencies                               (363,154)
-----------------------------------------------------------
  Futures contracts                              10,637,350
-----------------------------------------------------------
  Option contracts written                          532,979
===========================================================
                                               (107,063,896)
===========================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                        (110,506,815)
-----------------------------------------------------------
  Foreign currencies                                279,717
-----------------------------------------------------------
  Futures contracts                               6,153,088
-----------------------------------------------------------
  Option contracts written                          309,116
===========================================================
                                               (103,764,894)
===========================================================
Net gain (loss) from investment
  securities, foreign currencies, futures
  contracts and option contracts               (210,828,790)
===========================================================
Net increase (decrease) in net assets
  resulting from operations                   $(230,863,785)
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED APRIL 30, 2002 AND THE YEAR ENDED OCTOBER 31, 2001 (UNAUDITED)

                                                                 APRIL 30,         OCTOBER 31,
                                                                   2002               2001
                                                              ---------------    ---------------
OPERATIONS:

  Net investment income (loss)                                $   (20,034,995)   $   (51,530,302)
------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures contracts and option
    contracts                                                    (107,063,896)    (2,619,839,284)
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies, futures
    contracts and option contracts                               (103,764,894)    (2,503,372,023)
================================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  (230,863,785)    (5,174,741,609)
================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                  --     (1,121,031,643)
------------------------------------------------------------------------------------------------
  Class B                                                                  --       (257,775,222)
------------------------------------------------------------------------------------------------
  Class C                                                                  --        (40,618,148)
------------------------------------------------------------------------------------------------
  Institutional Class                                                      --         (2,238,331)
------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        (507,785,484)       270,194,498
------------------------------------------------------------------------------------------------
  Class B                                                         (76,767,958)       174,387,701
------------------------------------------------------------------------------------------------
  Class C                                                         (14,440,230)        38,305,460
------------------------------------------------------------------------------------------------
  Institutional Class                                              (5,666,130)          (703,710)
================================================================================================
    Net increase (decrease) in net assets                        (835,523,587)    (6,114,221,004)
================================================================================================

NET ASSETS:

  Beginning of period                                           5,082,298,687     11,196,519,691
================================================================================================
  End of period                                               $ 4,246,775,100    $ 5,082,298,687
________________________________________________________________________________________________
================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 6,975,552,570    $ 7,580,212,372
------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (20,468,494)          (433,499)
------------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, futures contracts and
    option contracts                                           (2,733,524,777)    (2,626,460,881)
------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, futures contracts and option contracts             25,215,801        128,980,695
================================================================================================
                                                              $ 4,246,775,100    $ 5,082,298,687
________________________________________________________________________________________________
================================================================================================

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

APRIL 30, 2002
(UNAUDITED)


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Weingarten Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of thirteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund has a capital loss carryforward of $2,559,101,338 as of October 31, 2001, which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2009.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

H. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

I. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to those classes' operations. Transfer agency expenses directly attributable to the Institutional Class shares are charged to that class' operations. All other expenses, including transfer agency expenses for all classes except the Institutional Class shares, are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM has agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the six months ended April 30, 2002, AIM waived fees of $37,011. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2002, AIM was paid $217,386 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2002, AFS was paid $4,105,463 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended April 30, 2002, the Class A, Class B and Class C shares paid AIM Distributors $5,762,614, $4,530,413 and $730,668, respectively, as compensation under the Plans.

  AIM Distributors retained commissions of $322,992 from sales of the Class A shares of the Fund during the six months ended April 30, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 2002, AIM Distributors retained $25,019, $121 and $14,454 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the six months ended April 30, 2002, the Fund paid legal fees of $10,617 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the six months ended April 30, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $28,353 which resulted in a reduction of the Fund's total expenses of $28,353.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

  Effective May 21, 2002, the Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At April 30, 2002, securities with an aggregate value of $193,885,507 were on loan to brokers. The loans were secured by cash collateral of $197,856,400 received by the Fund and invested in STIC Liquid Assets Portfolio, an affiliated money market fund. For the six months ended April 30, 2002, the Fund received fees of $353,633 for securities lending.


NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 2002 was $6,536,831,415 and $6,506,588,221, respectively.

The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2002 is as follows:

Aggregate unrealized appreciation of investment securities    $ 335,211,841
---------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (340,660,847)
===========================================================================
Net unrealized appreciation (depreciation) of investment
  securities                                                  $  (5,449,006)
___________________________________________________________________________
===========================================================================
Cost of investments for tax purposes is $4,255,153,226.


NOTE 8--CALL OPTION CONTRACTS

Transactions in call options written during the six months ended April 30, 2002 are summarized as follows:

                                                               CALL OPTION CONTRACTS
                                                              -----------------------
                                                              NUMBER OF     PREMIUMS
                                                              CONTRACTS     RECEIVED
                                                              ---------    ----------
Beginning of period                                                --      $       --
-------------------------------------------------------------------------------------
Written                                                         8,000       2,664,595
-------------------------------------------------------------------------------------
Closed                                                         (4,000)       (882,979)
=====================================================================================
End of period                                                   4,000      $1,781,616
_____________________________________________________________________________________
=====================================================================================


Open call option contracts written at April 30, 2002 were as follows:

                                                                                                    APRIL 30,
                                                  CONTRACT    STRIKE    NUMBER OF     PREMIUMS         2002         UNREALIZED
ISSUE                                              MONTH      PRICE     CONTRACTS     RECEIVED     MARKET VALUE    APPRECIATION
-----                                             --------    ------    ---------    ----------    ------------    ------------
Best Buy Co., Inc.                                 Sep-02      $85        2,500      $1,123,631     $  925,000       $198,631
-------------------------------------------------------------------------------------------------------------------------------
Kohl's Corp.                                       Jan-03       85        1,500         657,985        547,500        110,485
===============================================================================================================================
                                                                          4,000      $1,781,616     $1,472,500       $309,116
_______________________________________________________________________________________________________________________________
===============================================================================================================================

NOTE 9--SHARE INFORMATION

Changes in shares outstanding during the six months ended April 30, 2002 and the year ended October 31, 2001 were as follows:

                                                                    SIX MONTHS ENDED                    YEAR ENDED
                                                                     APRIL 30, 2002                  OCTOBER 31, 2001
                                                              ----------------------------    ------------------------------
                                                                SHARES          AMOUNT          SHARES           AMOUNT
                                                              -----------    -------------    -----------    ---------------
Sold:
  Class A                                                      10,617,224    $ 139,008,533     30,268,361    $   534,842,502
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                       3,732,814       45,575,273     13,914,532        238,827,916
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,170,650       14,350,504      4,329,075         74,411,514
----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                              10,561          143,741         96,341          1,778,918
============================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                              --               --     50,737,569      1,049,729,056
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                              --               --     12,575,383        245,330,006
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                              --               --      2,001,892         39,096,945
----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                  --               --         98,123          2,101,806
============================================================================================================================
Reacquired:
  Class A                                                     (49,807,801)    (646,794,017)   (82,325,956)    (1,314,377,060)
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (10,093,293)    (122,343,231)   (20,537,177)      (309,770,221)
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (2,361,603)     (28,790,734)    (4,874,492)       (75,202,999)
----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            (427,179)      (5,809,871)      (254,314)        (4,584,434)
============================================================================================================================
                                                              (47,158,627)   $(604,659,802)     6,029,337    $   482,183,949
____________________________________________________________________________________________________________________________
============================================================================================================================


NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                    CLASS A
                                              -----------------------------------------------------------------------------------
                                              SIX MONTHS
                                                ENDED                                YEAR ENDED OCTOBER 31,
                                              APRIL 30,        ------------------------------------------------------------------
                                               2002(a)            2001        2000(a)         1999          1998          1997
                                              ----------       ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period          $   12.65        $    28.16    $    28.31    $    21.72    $    22.72    $    20.19
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                    (0.04)            (0.10)        (0.14)        (0.10)         0.02          0.01
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                      (0.64)           (11.87)         3.18          8.16          2.38          4.82
=================================================================================================================================
    Total from investment operations              (0.68)           (11.97)         3.04          8.06          2.40          4.83
=================================================================================================================================
Less distributions:
  Dividends from net investment income               --                --            --         (0.01)           --         (0.06)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains              --             (3.54)        (3.19)        (1.46)        (3.40)        (2.24)
=================================================================================================================================
    Total distributions                              --             (3.54)        (3.19)        (1.47)        (3.40)        (2.30)
=================================================================================================================================
Net asset value, end of period                $   11.97        $    12.65    $    28.16    $    28.31    $    21.72    $    22.72
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                   (5.38)%          (47.38)%       10.61%        38.62%        12.34%        26.83%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)      $3,317,329       $4,001,552    $8,948,781    $8,089,739    $6,094,178    $5,810,582
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                 1.29%(c)          1.21%         1.03%         1.03%         1.04%         1.07%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                              1.29%(c)          1.22%         1.07%         1.08%         1.09%         1.11%
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                              (0.67)%(c)        (0.56)%       (0.45)%       (0.38)%        0.07%         0.07%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                             139%              240%          145%          124%          125%          128%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $3,873,580,524.

AIM WEINGARTEN


                                                                                      CLASS B
                                                   -----------------------------------------------------------------------------
                                                   SIX MONTHS
                                                     ENDED                             YEAR ENDED OCTOBER 31,
                                                   APRIL 30,        ------------------------------------------------------------
                                                    2002(a)           2001       2000(a)       1999(a)      1998(a)     1997(a)
                                                   ----------       --------    ----------    ----------    --------    --------
Net asset value, beginning of period                $  11.86        $  26.82    $    27.29    $    21.12    $  22.34    $  19.98
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                         (0.08)          (0.21)        (0.36)        (0.30)      (0.15)      (0.15)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                    (0.60)         (11.21)         3.08          7.93        2.33        4.75
================================================================================================================================
    Total from investment operations                   (0.68)         (11.42)         2.72          7.63        2.18        4.60
================================================================================================================================
Less distributions from net realized gains                --           (3.54)        (3.19)        (1.46)      (3.40)      (2.24)
================================================================================================================================
Net asset value, end of period                      $  11.18        $  11.86    $    26.82    $    27.29    $  21.12    $  22.34
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                        (5.73)%        (47.75)%        9.76%        37.59%      11.45%      25.78%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $798,694        $922,476    $1,927,514    $1,291,456    $705,750    $486,105
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                      2.00%(c)        1.92%         1.78%         1.82%       1.83%       1.87%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                   2.00%(c)        1.93%         1.82%         1.87%       1.87%       1.91%
================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                           (1.37)%(c)      (1.27)%       (1.20)%       (1.17)%     (0.72)%     (0.73)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                  139%            240%          145%          124%        125%        128%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $913,591,475.


                                                                                    CLASS C
                                                -------------------------------------------------------------------------------
                                                                                                                 AUGUST 4, 1997
                                                SIX MONTHS                                                       (DATE SALES
                                                  ENDED                     YEAR ENDED OCTOBER 31,               COMMENCED) TO
                                                APRIL 30,        --------------------------------------------    OCTOBER 31,
                                                 2002(a)           2001      2000(a)     1999(a)     1998(a)      1997(a)
                                                ----------       --------    --------    --------    --------    --------------
Net asset value, beginning of period             $  11.87        $  26.85    $  27.30    $  21.14    $  22.34        $22.83
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                      (0.08)          (0.21)      (0.36)      (0.30)      (0.15)        (0.04)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                        (0.60)         (11.23)       3.10        7.92        2.35         (0.45)
===============================================================================================================================
    Total from investment operations                (0.68)         (11.44)       2.74        7.62        2.20         (0.49)
===============================================================================================================================
Less distributions from net realized gains             --           (3.54)      (3.19)      (1.46)      (3.40)           --
===============================================================================================================================
Net asset value, end of period                   $  11.19        $  11.87    $  26.85    $  27.30    $  21.14        $22.34
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                     (5.73)%        (47.77)%      9.83%      37.50%      11.54%        (2.15)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)         $128,680        $150,604    $301,590    $105,420    $ 23,107        $2,326
===============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                   2.00%(c)        1.92%       1.78%       1.82%       1.83%         1.84%(d)
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                2.00%(c)        1.93%       1.82%       1.87%       1.87%         1.88%(d)
===============================================================================================================================
Ratio of net investment income (loss) to
  average net assets                                (1.37)%(c)      (1.27)%     (1.20)%     (1.17)%     (0.72)%       (0.70)%(d)
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                               139%            240%        145%        124%        125%          128%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $147,344,704.
(d)  Annualized.


                                                                                 INSTITUTIONAL CLASS
                                                          -----------------------------------------------------------------
                                                          SIX MONTHS
                                                           ENDED                      YEAR ENDED OCTOBER 31,
                                                          APRIL 30,     ---------------------------------------------------
                                                          2002(a)        2001     2000(a)      1999       1998       1997
                                                          ----------    ------    -------    --------    -------    -------
Net asset value, beginning of period                        $13.16      $29.00    $28.96     $  22.18    $ 23.05    $ 20.46
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                               (0.02)      (0.01)    (0.06)        0.02       0.10       0.08
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                              (0.67)     (12.29)     3.29         8.32       2.43       4.90
===========================================================================================================================
    Total from investment operations                         (0.69)     (12.30)     3.23         8.34       2.53       4.98
===========================================================================================================================
Less distributions:
  Dividends from net investment income                          --          --        --        (0.10)        --      (0.15)
---------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         --       (3.54)    (3.19)       (1.46)     (3.40)     (2.24)
===========================================================================================================================
    Total distributions                                         --       (3.54)    (3.19)       (1.56)     (3.40)     (2.39)
===========================================================================================================================
Net asset value, end of period                              $12.47      $13.16    $29.00     $  28.96    $ 22.18    $ 23.05
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(b)                                              (5.24)%    (47.11)%   11.07%       39.20%     12.79%     27.37%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $2,072      $7,667    $18,634    $114,076    $72,884    $62,124
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                            0.85%(c)    0.69%     0.64%        0.63%      0.62%      0.64%
---------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                         0.85%(c)    0.70%     0.68%        0.68%      0.67%      0.68%
===========================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                     (0.23)%(c)  (0.04)%   (0.04)%       0.02%      0.49%      0.50%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                                        139%        240%      145%         124%       125%       128%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $2,847,013.

AIM WEINGARTEN

BOARD OF TRUSTEES              OFFICERS                                  OFFICE OF THE FUND

Robert H. Graham               Robert H. Graham                          11 Greenway Plaza
                               Chairman and President                    Suite 100
Frank S. Bayley                                                          Houston, TX 77046
                               Carol F. Relihan
Bruce L. Crockett              Senior Vice President and Secretary       INVESTMENT ADVISOR

Albert R. Dowden               Gary T. Crum                              A I M Advisors, Inc.
                               Senior Vice President                     11 Greenway Plaza
Edward K. Dunn Jr.                                                       Suite 100
                               Dana R. Sutton                            Houston, TX 77046
Jack M. Fields                 Vice President and Treasurer
                                                                         SUB-ADVISOR
Carl Frischling                Stuart W. Coco
                               Vice President                            A I M Capital Management, Inc.
Prema Mathai-Davis                                                       11 Greenway Plaza
                               Melville B. Cox                           Suite 100
Lewis F. Pennock               Vice President                            Houston, TX 77046

Ruth H. Quigley                Edgar M. Larsen                           TRANSFER AGENT
                               Vice President
Louis S. Sklar                                                           A I M Fund Services, Inc.
                                                                         P.O. Box 4739
                                                                         Houston, TX 77210-4739

                                                                         CUSTODIAN

                                                                         State Street Bank and Trust Company
                                                                         225 Franklin Street
                                                                         Boston, MA 02110

                                                                         COUNSEL TO THE FUND

                                                                         Ballard Spahr
                                                                         Andrews & Ingersoll, LLP
                                                                         1735 Market Street
                                                                         Philadelphia, PA 19103

                                                                         COUNSEL TO THE TRUSTEES

                                                                         Kramer, Levin, Naftalis & Frankel LLP
                                                                         919 Third Avenue
                                                                         New York, NY 10022

                                                                         DISTRIBUTOR

                                                                         A I M Distributors, Inc.
                                                                         11 Greenway Plaza
                                                                         Suite 100
                                                                         Houston, TX 77046

                                EQUITY FUNDS

    DOMESTIC EQUITY FUNDS                INTERNATIONAL/GLOBAL EQUITY FUNDS                  A I M Management Group Inc. has provided
                                                                                            leadership in the mutual fund industry
     MORE AGGRESSIVE                             MORE AGGRESSIVE                            since 1976 and manages approximately
                                                                                            $158 billion in assets for more than 9
AIM Small Cap Opportunities(1)          AIM Developing Markets                              million shareholders, including
AIM Mid Cap Opportunities(1)            AIM European Small Company                          individual investors, corporate clients
AIM Large Cap Opportunities(1)          AIM Asian Growth                                    and financial institutions.*
AIM Emerging Growth                     AIM International Emerging Growth
AIM Small Cap Growth(2)                 AIM Global Aggressive Growth                                  The AIM Family of
AIM Aggressive Growth                   AIM European Development                            Funds--Registered Trademark-- is
AIM Mid Cap Growth                      AIM Euroland Growth                                 distributed nationwide. AIM is a
AIM Dent Demographic Trends             AIM International Equity                            subsidiary of AMVESCAP PLC, one of the
AIM Constellation                       AIM Global Growth                                   world's largest independent financial
AIM Large Cap Growth                    AIM Worldwide Spectrum                              services companies with $400 billion in
AIM Weingarten                          AIM Global Trends                                   assets under management.*
AIM Small Cap Equity                    AIM International Value(4)
AIM Capital Development
AIM Mid Cap Equity                               MORE CONSERVATIVE
AIM Select Equity(3)
AIM Value II                                   SECTOR EQUITY FUNDS
AIM Value
AIM Blue Chip                                    MORE AGGRESSIVE
AIM Mid Cap Basic Value
AIM Large Cap Core Equity               AIM New Technology
AIM Charter                             AIM Global Telecommunications and Technology
AIM Basic Value                         AIM Global Energy(5)
AIM Large Cap Basic Value               AIM Global Infrastructure
AIM Balanced                            AIM Global Financial Services
AIM Basic Balanced                      AIM Global Health Care
                                        AIM Global Utilities
                                        AIM Real Estate(6)

                                                 MORE CONSERVATIVE

                          FIXED-INCOME FUNDS

 TAXABLE FIXED-INCOME FUNDS              TAX-FREE FIXED-INCOME FUNDS

     MORE AGGRESSIVE                             MORE AGGRESSIVE

AIM High Yield II                       AIM High Income Municipal
AIM High Yield                          AIM Municipal Bond
AIM Strategic Income                    AIM Tax-Free Intermediate
AIM Income                              AIM Tax-Exempt Cash
AIM Global Income
AIM Total Return Bond                          MORE CONSERVATIVE
AIM Intermediate Government
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

     MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) Closed to new investors. (2) On March 18, 2002, AIM Small Cap Growth Fund was closed to most investors. For more information on who may continue to invest in the fund, please contact your financial advisor. (3) On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (4) On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. 5On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund.
(6) On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after July 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

* As of 3/31/02
                                                       [AIM LOGO APPEARS HERE]
                                                       --Registered Trademark--
                                                       INVEST WITH DISCIPLINE
                                                       --Registered Trademark--


                                                                       WEI-SAR-1

A I M DISTRIBUTORS, INC.